UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2015

TIDELANDS BANCSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

South Carolina	001-33065	02-0570232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

875 Lowcountry Blvd.
Mount Pleasant, South Carolina 29464
(Address, Including Zip Code of Principal Executive Offices)

 (843) 388-8433
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2015, Larry W. Tarleton retired as a member of the Board of Directors of Tidelands Bancshares, Inc. (the “Company”).  Mr. Tarleton’s retirement was required under Article 3, Section 6 of the Company’s bylaws which prohibits any person from being elected as a director after attaining the age of 72.  As a result of Mr. Tarleton’s retirement, effective as of May 18, 2015, the size of the Board of Directors of the Company was reduced to six members.

In recognition of Mr. Tarleton’s many years of distinguished service to the Company, on May 18, 2015, the Board of Directors appointed Mr. Tarleton to serve as an Emeritus Director of the Company in accordance with and pursuant to Article 3, Section 7 of the bylaws of the Company.

Item 5.07           Submission of Matters to a Vote of Security Holders

On May 18, 2015, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”).  Of the 4,277,176 shares of the Company’s common stock outstanding as of March 19, 2015, 3,296,581 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 77.07% of the outstanding shares of common stock.  The following is a brief description of each matter submitted to a vote at the Annual Meeting as well as the number of votes cast with respect to each matter.

Proposals Included in the Proxy Statement.

For more information about proposals #1, #2, and #3, please refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 8, 2015 (the “Proxy Statement”).

Proposal #1:    Election of Directors

The shareholders elected each of the following six persons as a director to hold office until the 2016 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Michael W. Burrell	1,402,442	59,003	1,835,136
Alan D. Clemmons	1,389,105	72,340	1,835,136
John W. Gandy, CPA	1,383,330	78,115	1,835,136
Thomas H. Lyles	1,415,188	46,257	1,835,136
Mary V. Propes	1,402,068	59,377	1,835,136
Tanya D. Robinson	1,400,443	61,002	1,835,136

Proposal #2:    Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis by the shareholders as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
1,323,860	119,460	18,125	1,835,136

Proposal #3:    Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Elliot Davis Decosimo, an independent registered public accounting firm, to serve as the Company’s auditor for the fiscal year ended December 31, 2015, and the votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
3,220,470	69,735	6,376	NA

Shareholder Proposals Presented at the Annual Meeting.

An individual submitted four shareholder proposals to the Company at the Annual Meeting.  The individual was advised that he was not properly qualified under the Company’s bylaws or South Carolina law to present the following proposals at the Annual Meeting, but as a courtesy, he was allowed to do so:

Proposal #4:    Reduction of Number of Directors

The shareholders did not approve a shareholder proposal presented at the Annual Meeting to reduce the number of directors of the Company to not more than four, and the votes cast were as follows:

Votes For	Votes Against*	Abstained	Broker Non-Votes
6,612	1,454,833	0	1,835,136

*Of the total number of shares voted against Proposal #4, 79,609 were cast by shareholders of record present at the Annual Meeting, 299,324 were cast by the proxy holder appointed directly by shareholders of record, and 1,075,900 were cast by the proxy holder appointed on behalf of beneficial shareholders holding their shares in street name.

Proposal #5:    Reduction of Executive Compensation

The shareholders did not approve a shareholder proposal presented at the Annual Meeting to reduce the amount of the aggregate annual compensation of the three most highly compensated senior executive officers of the Company by a minimum of 30%, and the votes cast were as follows:

Votes For	Votes Against*	Abstained	Broker Non-Votes
6,612	1,454,833	0	1,835,136

*Of the total number of shares voted against Proposal #5, 79,609 were cast by shareholders of record present at the Annual Meeting, 299,324 were cast by the proxy holder appointed directly by shareholders of record, and 1,075,900 were cast by the proxy holder appointed on behalf of beneficial shareholders holding their shares in street name.

Proposal #6:    Special Committee on Strategic Alternatives

The shareholders did not approve a shareholder proposal presented at the Annual Meeting to establish a special committee to report on strategic alternatives to the Board of Directors and shareholders of the Company, and the votes cast were as follows:

Votes For	Votes Against*	Abstained	Broker Non-Votes
21,612	1,439,833	0	1,835,136

*Of the total number of shares voted against Proposal #6, 64,609 were cast by shareholders of record present at the Annual Meeting, 299,324 were cast by the proxy holder appointed directly by shareholders of record, and 1,075,900 were cast by the proxy holder appointed on behalf of beneficial shareholders holding their shares in street name.

Proposal #7:    Special Litigation Committee

The shareholders did not approve a shareholder proposal presented at the Annual Meeting to establish a special litigation committee to investigate whether there are grounds to take action against any member of management or current or former director, and the votes cast were as follows:

Votes For	Votes Against*	Abstained	Broker Non-Votes
6,612	1,454,833	0	1,835,136

*Of the total number of shares voted against Proposal #7, 79,609 were cast by shareholders of record present at the Annual Meeting, 299,324 were cast by the proxy holder appointed directly by shareholders of record, and 1,075,900 were cast by the proxy holder appointed on behalf of beneficial shareholders holding their shares in street name.

Item 8.01          Other Events

On May 18, 2015, the Board of Directors of the Company appointed Thomas H. Lyles, a director of the Company, as the proposed Chairman of the Board in accordance with and pursuant to Article 5, Section 6 of the Company’s Bylaws, pending regulatory approval of such appointment.

SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TIDELANDS BANCSHARES, INC.

May 21, 2015	By:	/s/ Thomas H. Lyles
Thomas H. Lyles
Chief Executive Officer